EXHIBIT B-3
                                   -----------

                        TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK          )
                           ss.:
COUNTY OF NEW YORK         )

___________________________    being    duly   sworn,   deposes, represents  and
warrants as follows:

        1.      I am a _____________________ of  _______________________________
                (the "Owner") a corporation duly organized and existing under the laws of _________________________, the record owner of ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1 Asset Backed Pass-Through Certificates, Class R Certificates (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

        2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________. ____ and (ii) is acquiring the Class R
                Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any real electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

        3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after April 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an


                                     B-2-5
                affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

        4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is aware that the Securities Administrator will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Securities Administrator, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

        7.      The Owner's taxpayer identification number is _________________.

        8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and
                (iii)(B) of Section 6.02(d) which authorize the Securities Administrator to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Securities Administrator in the event that the Owner holds such Certificate in violation of Section 6.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

        10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they
                become  due,   fully   understanding




                                     B-3-2
                that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

        11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

        12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

        13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

        14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 6.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

        15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Securities Administrator an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

        16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

        17. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE Certificates and the Class P Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Securities Administrator is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE Certificates and the Class P Certificates. This agreement shall bind and be enforceable against any successor, transferee or


                                     B-3-3
                assigned of the undersigned in the Class R Certificate. In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.



                                     B-3-4

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of _________________, ____.

                                     [OWNER]

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:            [Vice] President

ATTEST:

By:
   ----------------------------------------
Name:
Title: [Assistant] Secretary

        Personally appeared before me the above-named __________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

        Subscribed  and sworn before me this  ___________  day of ________,___



                                         ______________________________________
                                                Notary Public

                               County of ----------------------------------

                               State of  ----------------------------------

                               My Commission expires:


                                     B-3-5

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

        _________________________, being duly sworn, deposes, represents and warrants as follows:

        1.  I  am  a  ____________________  of  _________________________   (the
"Owner"),   a  corporation  duly  organized  and  existing  under  the  laws  of
_____________, on behalf of whom I make this affidavit.

        2. The Owner is not transferring the Class R Certificates (the "Residual Certificates") to impede the assessment or collection of any tax.

        3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

        4. The Owner understands that the Purchaser has delivered to the Trustee or a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit B-2. The Owner does not know or believe that any representation contained therein is false.

        5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

        6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                     B-3-6

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ________________, ____.

                                     [OWNER]

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:            [Vice] President

ATTEST:

By:
   ----------------------------------------
Name:
Title.   [Assistant] Secretary

        Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ______ day of _____________, ____.


                                             ___________________________________
                                                         Notary Public

                                    County of ----------------------------------

                                    State of -----------------------------------

                                    My Commission expires:

                                    EXHIBIT C

                         FORM OF SERVICER CERTIFICATION

Re:      __________ (the "Trust")

         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-RM1

I, [identify the certifying individual], certify to ACE Securities Corp. (the "Depositor"), HSBC Bank USA, National Association (the "Trustee") and Wells Fargo Bank, National Association (the "Master Servicer"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

        1. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact (constituting information required to be provided by Saxon Mortgage Services, Inc. (the "Servicer") under the Agreement) necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification.

        2. Based on my knowledge, the servicing information required to be provided to Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer.

        3. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon my knowledge and the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing Report submitted to the Master Servicer, the Servicer has fulfilled its obligations under the Agreement; and

        4. I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement.

Capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement, dated as of February 1, 2005, among ACE Securities Corp., Saxon Mortgage Services, Inc., Wells Fargo Bank, N.A. and HSBC Bank USA, National Association

Date:
       ----------------------------------------------



------------------------------------------------------
[Signature]



------------------------------------------------------
[Title]

                                    EXHIBIT D

                            FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO

Saxon Mortgage Services, Inc.
[Address]

Attn: _________________________________]


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ___________________________, having its principal place of business at _________________________________ , as Trustee (the "Trustee") pursuant to that Pooling and Servicing Agreement among _______________________________(the "Depositor"), Saxon Mortgage Services, Inc.,
and the Trustee, dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), hereby constitutes and appoints the Servicer, by and through the Servicer's officers, the Trustee's true and lawful Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.   The completion of loan assumption agreements.

5. The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

     b.   the   preparation   and   issuance   of   statements   of   breach  or
          non-performance;

     c. the preparation and filing of notices of default and/or notices of sale;

     d. the cancellation/rescission of notices of default and/or notices of sale;

     e.   the taking of a deed in lieu of foreclosure; and

     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN  WITNESS  WHEREOF,  ____________________________________________  as  Trustee
pursuant to that Pooling and Servicing Agreement among the Depositor, Saxon Mortgage Services, Inc., and the Trustee, dated as of February 1, 200__ (_______________________ Asset Backed Certificates, Series 200__-___), has
caused its corporate  seal to be hereto  affixed and these presents to be signed
and       acknowledged       in      its      name      and       behalf      by
__________________________________________  its duly elected and authorized Vice
President this day of ____________________ , 200__.


                                     ___________________________________________
                                               as Trustee for _____ Asset
                                      Backed Certificates, Series 200__-___

                                      By __________________________________




STATE OF
         ------------------

COUNTY OF
          -----------------

On ____________________, 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ , Vice President of ______________ as Trustee for___________________________Asset
Backed Certificates, Series 200__-___, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITESS my hand and official seal.

         (SEAL)

                                     ___________________________________________
                                                        Notary Public

                                  My Commission Expires ________________________

                                   SCHEDULE 1

                             MORTGAGE LOAN SCHEDULE

                                   SCHEDULE 2

                           PREPAYMENT CHARGE SCHEDULE

                                   SCHEDULE 3

                                   [RESERVED]

                                   SCHEDULE 4

                   STANDARD FILE LAYOUT- DELINQUENCY REPORTING

EXHIBIT 1: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

---------------------------------- -------------------------------------------------------------- ----------- ----------------
COLUMN/HEADER NAME                                          DESCRIPTION                            DECIMAL    FORMAT COMMENT

---------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                  A unique  number  assigned  to a loan by the  Servicer.  This may be different than the LOAN_NBR
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                           A unique identifier assigned to each loan by the originator.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                         Servicer Client Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                  Contains a unique  number as assigned by an external  servicer to identify a group of loans in their system.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                First Name of the Borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                 Last name of the borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                       Street Name and Number of Property
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                         The state where the  property located.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                           Zip code where the property is located.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE             The  date  that  the  borrower's  next  payment  is due to the             MM/DD/YYYY
                                   servicer  at  the  end  of  processing  cycle,  as
                                   reported by Servicer.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was filed.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                The case  number  assigned  by the
                                   court to the bankruptcy filing.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE             The payment due date once the  bankruptcy  has been  approved              MM/DD/YYYY
                                   by the courts
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The  Loan Is  Removed  From  Bankruptcy.  Either  by              MM/DD/YYYY
                                   Dismissal,   Discharged   and/or  a  Motion  For  Relief  Was
                                   Granted.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE               The  date  DA  Admin  sends  a  letter  to the  servicer  with             MM/DD/YYYY
                                   instructions to begin foreclosure proceedings.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                   Notice of 1st legal  filed by an  Attorney  in a  Foreclosure              MM/DD/YYYY
                                   Action
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                    The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE            The date the court  revokes  legal  possession of the property             MM/DD/YYYY
                                   from the borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                         The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                          The date an REO property is listed at a particular price.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------



---------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                          The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                   The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                                    MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                      Classification of how the property is occupied.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                A code that indicates the condition of the property.

---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                              MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                     The date the appraisal was done.                                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                       The current "as is" value of the  property  based on brokers      2
                                    price opinion or appraisal.

---------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                  The amount the property would be worth if repairs are              2
                                   completed  pursuant  to a  broker's  price  opinion  or
                                   appraisal.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
IF APPLICABLE:
---------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
---------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                 The  circumstances  which  caused  a  borrower  to stop
                                   paying on a loan.  Code  indicates  the  reason why the
                                   loan is in default for this cycle.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                Date  Mortgage   Insurance  Claim  Was  Filed  With  Mortgage              MM/DD/YYYY
                                   Insurance Company.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                Date Claim Was  Settled  and The Check Was Issued By The Pool             MM/DD/YYYY
                                    Insurer
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                 Amount Paid On Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                                   2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                                 2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                                   2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim                           2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------


EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

  o  ASUM- Approved Assumption
  o  BAP-  Borrower Assistance Program
  o  CO-   Charge Off
  o  DIL-  Deed-in-Lieu
  o  FFA-  Formal Forbearance Agreement
  o  MOD-  Loan Modification
  o  PRE-  Pre-Sale
  o  SS-   Short Sale
  o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

  o  Mortgagor
  o  Tenant
  o  Unknown
  o  Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

  o  Damaged
  o  Excellent
  o  Fair
  o  Gone
  o  Good
  o  Poor
  o  Special Hazard
  o  Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

-------------------------------------------------------------------------------
DELINQUENCY CODE         DELINQUENCY DESCRIPTION

-------------------------------------------------------------------------------
001                      FNMA-Death of principal mortgagor

-------------------------------------------------------------------------------
002                      FNMA-Illness of principal mortgagor

-------------------------------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member

-------------------------------------------------------------------------------
004                      FNMA-Death of mortgagor's family member

-------------------------------------------------------------------------------
005                      FNMA-Marital difficulties

-------------------------------------------------------------------------------
006                      FNMA-Curtailment of income

-------------------------------------------------------------------------------
007                      FNMA-Excessive Obligation

-------------------------------------------------------------------------------
008                      FNMA-Abandonment of property

-------------------------------------------------------------------------------
009                      FNMA-Distant employee transfer

-------------------------------------------------------------------------------
011                      FNMA-Property problem

-------------------------------------------------------------------------------
012                      FNMA-Inability to sell property

-------------------------------------------------------------------------------
013                      FNMA-Inability to rent property

-------------------------------------------------------------------------------
014                      FNMA-Military Service

-------------------------------------------------------------------------------
015                      FNMA-Other

-------------------------------------------------------------------------------
016                      FNMA-Unemployment

-------------------------------------------------------------------------------
017                      FNMA-Business failure

-------------------------------------------------------------------------------
019                      FNMA-Casualty loss

-------------------------------------------------------------------------------
022                      FNMA-Energy environment costs

-------------------------------------------------------------------------------
023                      FNMA-Servicing problems

-------------------------------------------------------------------------------
026                      FNMA-Payment adjustment

-------------------------------------------------------------------------------
027                      FNMA-Payment dispute

-------------------------------------------------------------------------------
029                      FNMA-Transfer of ownership pending

-------------------------------------------------------------------------------
030                      FNMA-Fraud

-------------------------------------------------------------------------------
031                      FNMA-Unable to contact borrower

-------------------------------------------------------------------------------
INC                      FNMA-Incarceration

-------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

-------------------------------------------------------------------------------
      STATUS CODE        STATUS DESCRIPTION

-------------------------------------------------------------------------------
          09             Forbearance

-------------------------------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted

-------------------------------------------------------------------------------
          24             Government Seizure

-------------------------------------------------------------------------------
          26             Refinance

-------------------------------------------------------------------------------
          27             Assumption

-------------------------------------------------------------------------------
          28             Modification

-------------------------------------------------------------------------------
          29             Charge-Off

-------------------------------------------------------------------------------
          30             Third Party Sale

-------------------------------------------------------------------------------
          31             Probate

-------------------------------------------------------------------------------

          32             Military Indulgence

-------------------------------------------------------------------------------
          43             Foreclosure Started

-------------------------------------------------------------------------------
          44             Deed-in-Lieu Started

-------------------------------------------------------------------------------
          49             Assignment Completed

-------------------------------------------------------------------------------
          61             Second Lien Considerations

-------------------------------------------------------------------------------
          62             Veteran's Affairs-No Bid

-------------------------------------------------------------------------------
          63             Veteran's Affairs-Refund

-------------------------------------------------------------------------------
          64             Veteran's Affairs-Buydown

-------------------------------------------------------------------------------
          65             Chapter 7 Bankruptcy

-------------------------------------------------------------------------------
          66             Chapter 11 Bankruptcy

-------------------------------------------------------------------------------

          67             Chapter 13 Bankruptcy
-------------------------------------------------------------------------------

EXHIBIT 3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET


1. The numbers on the form correspond with the numbers listed below.


LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13. The total of lines 1 through 12.

2.      CREDITS:

14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.     The total of lines 14 through 21.

PLEASE NOTE: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

3. TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

         Prepared by:  __________________                     Date:____________
         Phone:  ______________________   Email Address:_____________________

   ------------------------- ------------------------ --------------------------
   Servicer Loan No.         Servicer Name            Servicer Address

   ------------------------- ------------------------ --------------------------


         WELLS FARGO BANK, N.A. Loan No._____________________________
   Borrower's Name:_____________________________________________________________
   Property Address:____________________________________________________________
   LIQUIDATION AND ACQUISITION EXPENSES:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan    $ ______________ (1)
   (2)  Interest accrued at Net Rate                         ________________(2)
   (3)  Accrued Servicing Fees                               ________________(3)
   (4)  Attorney's Fees                                      ________________(4)
   (5)  Taxes                                                ________________(5)
   (6)  Property Maintenance                                 ________________(6)
   (7)  MI/Hazard Insurance Premiums                         ________________(7)
   (8)  Utility Expenses                                     ________________(8)
   (9)  Appraisal/BPO                                        ________________(9)
   (10) Property Inspections                                 _______________(10)
   (11) FC Costs/Other Legal Expenses                        _______________(11)
   (12) Other (itemize)                                     $_______________(12)
            Cash for Keys________________________            _______________
            HOA/Condo Fees_______________________            _______________
            _____________________________________
            _____________________________________

            TOTAL EXPENSES                                  $_______________(13)
   CREDITS:
   (14) Escrow Balance                                      $_______________(14)
   (15) HIP Refund                                           _______________(15)
   (16) Rental Receipts                                      _______________(16)
   (17) Hazard Loss Proceeds                                 _______________(17)
   (18) Primary Mortgage Insurance Proceeds                  _______________(18)
   (19) Pool Insurance Proceeds                              _______________(19)
   (20) Proceeds from Sale of Acquired Property              _______________(20)

   (21) Other (itemize)                                      _______________(21)
        _____________________________________                _______________
        _____________________________________                _______________
        TOTAL CREDITS                                       $_______________(22)

   TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                  $_______________(23)

                                   SCHEDULE 5

                    STANDARD FILE LAYOUT- SCHEDULED/SCHEDULED

EXHIBIT 1: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

------------------------------- -------------------------------------------------- ----------- ------------------------------------
COLUMN NAME                                        DESCRIPTION                      DECIMAL    FORMAT COMMENT

------------------------------- -------------------------------------------------- ----------- ------------------------------------
LOAN_NBR                        Loan Number assigned by investor                               Text up to 10 digits
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SERVICER LOAN_NBR               Servicer Loan Number                                           Text up to 10 digits
------------------------------- -------------------------------------------------- ----------- ------------------------------------
BORROWER_NAME                   Mortgagor name assigned to Note                                Max length of 30
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SCHED_PMT_AMT                   P&I constant                                           2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NOTE_INT_RATE                   Gross Interest Rate                                    4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NET_RATE                        Gross Interest Rate less the Service Fee Rate          4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SERV_FEE_RATE                   Service Fee Rate                                       4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NEW_PAY_AMT                     ARM loan's forecasted P&I constant                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NEW_LOAN_RATE                   ARM loan's forecasted Gross Interest Rate              4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------
ARM_INDEX_RATE                  ARM loan's index Rate used                             4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------
ACTL_BEG_BAL                    Beginning Actual Balance                               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
ACTL_END_BAL                    Ending Actual Balance                                  2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NEXT_DUE_DATE                   Borrower's next due date                                       MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_AMT_1                      Curtailment Amount                                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_DATE_1                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_ADJ_ AMT_1                 Curtailment Interest if applicable                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_AMT_2                      Curtailment Amount 2                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_DATE_2                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_ADJ_ AMT2                  Curtailment Interest if applicable                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_AMT_3                      Curtailment Amount 3                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_DATE_3                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------
CURT_ADJ_AMT3                   Curtailment Interest, if applicable                    2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SCHED_BEG_BAL                   Beginning Scheduled Balance                            2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SCHED_END_BAL                   Ending Scheduled Balance                               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SCHED_PRIN_AMT                  Scheduled Principal portion of P&I                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
                                Scheduled Net Interest (less Service Fee)
SCHED_NET_INT                   portion of P&I                                         2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
                                Liquidation  Principal  Amt to bring  balance  to
LIQ_AMT                         zero                                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
PIF_DATE                        Liquidation Date                                               MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------
ACTION_CODE                     Either 60 for liquidation or 65 for Repurchase                 Max length of 2
------------------------------- -------------------------------------------------- ----------- ------------------------------------
PRIN_ADJ_AMT                    Principal Adjustments made to loan, if applicable      2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
INT_ADJ_AMT                     Interest Adjustment made to loan, if applicable        2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
PREPAYMENT PENALTY AMT          Prepayment penalty amount, if applicable               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
SOILDER_SAILOR ADJ AMT          Soldier and Sailor Adjustment amount, if applicable    2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------
NON ADV LOAN AMT                Non Recoverable Loan Amount, if applicable             2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------



                                   SCHEDULE 6

                SERVICING ADVANCES INCURRED PRIOR TO CUT-OFF DATE

                                      NONE